Summary Prospectus Supplement dated April 27, 2011
The purpose of this supplement is to provide you with changes to the current Summary Prospectus for Class A, B, C, and Y Shares of the Fund listed below:
Invesco Global Dividend Growth Securities Fund
Each Fund will limit public sales of its shares to new investors, effective as of the open of business on May 9, 2011. All shareholders who have invested in the Fund prior to May 9, 2011 and remain invested in the Fund may continue to make additional investments. Investors should note that a Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.